                                                                    Exhibit 99.1



                        Corrected Collateral Information

LOAN NUMBER       COUNT   LOAN NAME
-------------------------------------------------------------------------------
27657               6     The Mercer Hotel
26660               12    IRET Apartment Portfolio
          26660A
          26660B
          26660C

-------------------------------------------------------------------------------
26511               13    Seattle Design Center
27112               15    Cameron Green Apartments
27874               16    Bank West Office Building
27931               18    American Colony Apartments
27942               22    Cinnamon Creek Apartments
-------------------------------------------------------------------------------
26334               23    Wild Oats Marketplace
28027               24    Tustin French Quarter
26863               25    Hampton Apartments
27355               26    One Exchange Place
26597               27    Fountainview Estates
-------------------------------------------------------------------------------
26569               28    Stephen Wise Congress House
27018               29    Seattle Gift Center
26779               30    Thomasbrook Apartments
18079               32    36 West 47th Street
-------------------------------------------------------------------------------
27638               33    Randalls Court Southview
27130               35    Lake Highlands Plaza
26724               40    Comfort Inn
26136               41    Gun Hill Apartments
26282               42    The National East Sixth Street Building
-------------------------------------------------------------------------------
27287               44    Stop & Stor - Woodhaven
27945               45    Audubon Gardens
27489               46    Marriott Residence Inn
25138               47    Founders Plaza & Tower 14
          25138A
          25138B

-------------------------------------------------------------------------------
17584               48    Nahatan Place
26722               49    Econo Lodge
26120               50    Roffe Building
26985               51    Holiday Inn Express-Ft. Lauderdale
26989               57    Sierra Village Shopping Center
27292               62    35 West 35th Street
25413               66    GR Corporate Center
25465               67    El Norte Heights Apartments
27937               68    Bank Street Court Apartments
-------------------------------------------------------------------------------
27005               69    Ivy Hall Apartments
26766               72    Northwest Executive Center
26271               73    Balboa Park Plaza
-------------------------------------------------------------------------------
26600               74    Coral Springs Surgical Center
26709               75    South Lander Business Park
25895               80    Mary Avenue Plaza
26367               81    Holiday Inn Express
26734               82    La Canada Mobile Home Park

27319               83    Security Station
-------------------------------------------------------------------------------
26553               88    Keystone Apartments
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26494               90    Center Square
27654               91    Country Fair Shopping Center
25466               99    San Marcos Racquet Club
25473              100    Office Depot Shopping Center
25454              104    Huntington Shopping Center
27165              111    The Arrangement Apartments
27064              115    The Marlborough
-------------------------------------------------------------------------------
26725              118    Days Inn
25773              119    Rocky Hill Plaza
27936              121    Southpointe 79
26023              122    Best Western
25339              124    Colonial Village Shopping Center
27780              125    Lakeview Square Shopping Center
-------------------------------------------------------------------------------
27108              129    Ye Olde Colony Apartments
26909              137    Los Coyotes Shopping Center
26981              145    Grove Square
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26832              146    River Reach Plaza
25540              152    Hampton Manor Apartments
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26567              166    CVS-Groton
25840              168    Lincoln Center Mobile Home

PROPERTY NAME                                     1998 NET      1999/T-12
                                                 OPERATING    NET OPERATING
                                                INCOME (a)     INCOME (a)
---------------------------------------------------------------------------
The Mercer Hotel                                 4,508,233       6,798,480

Forest Park Apartments                           1,114,493       1,083,271
Rim Rock West Apartments                           333,766         336,644
Rocky Meadows                                      495,215         495,215

---------------------------------------------------------------------------
Seattle Design Center                            2,032,372       2,282,718
Cameron Green Apartments                         1,479,260       1,510,351
Bank West Office Building                                        1,039,521
American Colony Apartments                       1,172,564       1,191,628
Cinnamon Creek Apartments                          897,193         937,045
---------------------------------------------------------------------------
Wild Oats Marketplace                                            1,190,513
Tustin French Quarter                              185,517         566,835
Hampton Apartments                                 953,574
One Exchange Place                                 395,163
Fountainview Estates                               828,700         925,122
---------------------------------------------------------------------------
Stephen Wise Congress House                       (152,250)
Seattle Gift Center                              1,161,978       1,154,901
Thomasbrook Apartments                             875,369         926,046
36 West 47th Street                              1,430,574
---------------------------------------------------------------------------
Randalls Court Southview                           905,834         915,324
Lake Highlands Plaza                               703,096
Comfort Inn                                      1,453,974       2,816,747
Gun Hill Apartments                                515,230         535,445
The National City East Sixth Street Building       850,690
---------------------------------------------------------------------------
Stop & Stor - Woodhaven                            124,616         818,975
Audubon Gardens                                    561,810         572,500
Marriott Residence Inn                           1,301,556       2,884,573

Tower 14                                           183,501         138,509
Founders Plaza                                     473,174         471,647

---------------------------------------------------------------------------
Nahatan Place                                      671,182
Econo Lodge                                      1,069,225       2,066,042
The Roffe Building                                 179,181         539,685
Holiday Inn Express-Ft. Lauderdale                 552,049         766,288
Sierra Village Shopping Center                     564,063
35 West 35th Street                                                427,332
GR Corporate Center                                520,936         555,472
El Norte Heights Apartments                        517,230         611,846
Bank Street Court Apartments                       393,691         423,858
---------------------------------------------------------------------------
Ivy Hall Apartments                                476,495
Northwest Executive Center                        (104,647)
Balboa Park Plaza                                  169,276         266,322
---------------------------------------------------------------------------
Coral Springs Surgical Center                      218,707
South Lander Business Park                         506,202         565,704
Mary Avenue Plaza                                  414,350
Holiday Inn Express                                607,258         415,124
La Canada Mobile Home Park                         448,111

Security Station                                   513,006
---------------------------------------------------------------------------
Keystone Apartments                                933,681         916,574
---------------------------------------------------------------------------
Center Square                                                      382,525
Country Fair Shopping Center                       653,428         628,928
San Marcos Racquet Club                            388,960         362,347
Office Depot Shopping Center                       (14,748)
Huntington  Shopping Center                        311,820         386,825
The Arrangement Apartments                         275,858         304,366
The Marlborough                                    355,295
---------------------------------------------------------------------------
Days Inn                                           552,764       1,560,425
Rocky Hill Plaza                                   153,178
Southpointe 79                                                     (76,003)
Best Western                                       562,397
Colonial Village Shopping Center                   297,555         272,594
Lakeview Square Shopping Center                    316,655
---------------------------------------------------------------------------
Ye Olde Colony Apartments                          285,620         304,232
Los Coyotes Shopping Center                        262,671
Grove Square                                       221,506         226,693
---------------------------------------------------------------------------
River Reach Plaza                                  270,221         279,312
Hampton Manor Apartments                           213,975
---------------------------------------------------------------------------
CVS-Groton                                         237,994
Lincoln Center Mobile Home Park                    845,695



(a) 1999/T-12 Net Operating Income may reflect the property's historical operating performance over the most recent 12 month period for which operating statements are available.
     1998 Net Operating Income reflects the property's historical operating performance for a previous twelve month period which, in most cases, is equivalent to calendar year 1998.